Docusign Envelope ID: F3A4071C-A0E0-8E0B-8022-91B21ED6D3C6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF 9 PAGES

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER (If applicable)
P00028	See Block 16C	26NE000401	

6. ISSUED BY CODE 892432	7. ADMINISTERED BY (If other than Item 6) CODE 00701
U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415	U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415

8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, State and ZIP Code)
AMERICAN CENTRIFUGE OPERATING, LLC
Attn: Austin DeRose
6901 ROCKLEDGE DR STE 800
BETHESDA MD 208171867

(X)

9A. AMENDMENT OF SOLICITATION NUMBER

☐ 9B. DATED (SEE ITEM 11)

☒ 10A. MODIFICATION OF CONTRACT/ORDER NUMBER
89243223CNE000030

10B. DATED (SEE ITEM 13)
11/30/2022

CODE L8VHV5CNBV97 | FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority) FAR 52.232-22 Limitation of Funds; 52.217-9 Option to Extend the Term of the Contract;

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
See continuation page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Austin DeRose		Andrew J. Ford	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Signed by: Austin DeRose 5AD6B85FBB3849A... (Signature of person authorized to sign)	9/30/2026	Signed by: Andrew Ford 13945A668AD54B0... (Signature of Contracting Officer)	9/30/2026

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

Docusign Envelope ID: F3A4071C-A0E0-8E0B-8022-91B21ED6D3C6

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 89243223CNE000030/ P00028	PAGES PAGE 2 OF 9

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	UEI: L8VHV5CNBV97 The purpose of this amendment to the Contract is to: 1. Extend the Period of Performance end date of CLIN 0008(Option Period 1b) from September 30, 2026, to October 15,2026 to allow time for continued negotiations of a bridge lease agreement and sale of HALEU material to ACO. 2. Authorize costs accrual on a per day basis of $161,290.32, not to exceed $2,419,354.83 while the lease and sales agreement are negotiated. Once the lease and sales agreement are signed, ACO will be allowed 3 business days of cost accrual to give them enough time to implement necessary changes to align the site to a new accounting structure. 3. Authorize the following CLIN 0006 change orders: a. Stockton Street Sinkhole Repairs - $16,521.00(no fee) b. Vacuum Pump Spares - $120,922.00(no fee) 4. Move unused funds from CLIN 0002 to CLIN 0008 in the amount of $2,419,354.83. 5. Move unused funds from CLIN 0002 in the amount of $170,892.82 to cover the authorized CLIN 0006 change orders and a cost over-run of $33,449.82. 6. Total ceiling cost of CLIN 0002 is changed from $170,055,394.61 to $167,465,146.96 7. Total ceiling cost of CLIN 0006 is changed from $4,772,113.00 to $4,943,005.82 8. Total ceiling cost of CLIN 0008 is changed from $15,000,000 to $17,419,354.83 9. The total ceiling amount of the contract is unchanged. All other terms, conditions, dates, and amounts remain unchanged. Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 888-251-3557 or payments@hq.doe.gov Period of Performance: 12/01/2022 to 10/15/2026 Continued...				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

Docusign Envelope ID: F3A4071C-A0E0-8E0B-8022-91B21ED6D3C6

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED: 89243223CNE000030/ P00028

PAGES: PAGE 3 OF 9

NAME OF OFFEROR OR CONTRACTOR: AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Change Item 00002 to read as follows(amount shown is the total amount):				
00002	Ongoing Cascade Operation and Production of 900 kg minimum of HALEU, Year 1 (Phase 2) Line item value is: $167,465,146.96 Incrementally Funded Amount: $167,465,146.96				167,465,146.96
	Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-00000				

Continued...

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

Docusign Envelope ID: F3A4071C-A0E0-8E0B-8022-91B21ED6D3C6

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED: 89243223CNE000030/ P00028

PAGES: PAGE 4 OF 9

NAME OF OFFEROR OR CONTRACTOR: AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	00 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Continued...				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

Docusign Envelope ID: F3A4071C-A0E0-8E0B-8022-91B21ED6D3C6

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 89243223CNE000030/ P00028	PAGES PAGE 5 OF 9

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Continued...				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

Docusign Envelope ID: F3A4071C-A0E0-8E0B-8022-91B21ED6D3C6

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED: 89243223CNE000030/P00028

PAGES: PAGE 6 OF 9

NAME OF OFFEROR OR CONTRACTOR: AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: -$2,590,247.65				
	Change Item 00006 to read as follows(amount shown is the total amount):				
00006	CLIN 0006 Additional Scope - Infrastructure and Facility Repairs Line item value is: $4,943,005.82 Incrementally Funded Amount: $4,943,005.82				4,943,005.82
	Continued...				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

Docusign Envelope ID: F3A4071C-A0E0-8E0B-8022-91B21ED6D3C6

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED: 89243223CNE000030/ P00028

PAGES: PAGE 7 OF 9

NAME OF OFFEROR OR CONTRACTOR: AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 Continued...				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

Docusign Envelope ID: F3A4071C-A0E0-8E0B-8022-91B21ED6D3C6

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED: 89243223CNE000030/ P00028

PAGES: PAGE 8 OF 9

NAME OF OFFEROR OR CONTRACTOR: AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	-0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05379-2022-60-302218-25233-2721188-0000000-0000000 -0000000 Fund: 05379 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721188 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $170,892.82				
	Change Item 00008 to read as follows(amount shown is the total amount):				
00008	Maintain the Cascade and Store SNM, 3-Month Option Period 1b (Phase 3) Embedded Lease: No Accounting Info: 08300-2025-60-302218-25233-2721270-0000000-0000000 -0000000 Fund: 08300 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721270 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60				17,419,354.83

Continued...

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGES NAME OF OFFEROR OR CONTRACTOR SUPPLIES/SERVICES (B) UNIT (D) UNIT PRICE (E) AMOUNT (F) OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 ITEM NO. (A) QUANTITY (C) NSN 7540-01-152-8067 89243223CNE000030/P00028 AMERICAN CENTRIFUGE OPERATING, LLC       Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $2,419,354.83 PAGE 9 OF 9 Docusign Envelope ID: F3A4071C-A0E0-8E0B-8022-91B21ED6D3C6